SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-K
                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 29, 1995

                         Century Properties Fund XV
        (Exact Name of Registrant as Specified in Its Charter)

                              California
             (State or Other Jurisdiction of Incorporation)

            0-9680                             94-2625577
   (Commission File Number)      (I.R.S. Employer Identification No.)

    5665 Northside Drive, N.W., Atlanta, Georgia               30328
     (Address of Principal Executive Offices)               (Zip Code)

                               (404) 916-9090
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 2. Acquisition or Disposition of Assets

    On December 29, 1995, Registrant sold its Farmers Lane property located in Santa Rosa, California to an unaffiliated third party. The purchase price for the properties was $8,750,000. The sale resulted in a gain of $3,600,000. Net proceeds to Registrant after payment of closing costs and existing debt were approximately $3,900,000.

   Registrant expects to distribute a substantial portion of the net proceeds to its partners in the first quarter of 1996.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

(b)  Pro Forma Financial Information:

   The required pro forma financial information will be provided in Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.



                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CENTURY PROPERTIES FUND XV

                                     By:  FOX CAPITAL MANAGEMENT
                                          CORPORATION, its General
                                          Partner

Date:  January 9, 1996                    By:   /s/ Michael L. Ashner
                                               Michael L. Ashner,
                                               President



























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